                                                                     EXHIBIT 4.4
                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                             SHARE OPTION PLAN 1999


                            ADOPTED ON 30 MARCH 1999

                           AMENDED ON 27 OCTOBER 1999
              BY THE EXECUTIVE RESOURCE AND COMPENSATION COMMITTEE



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                               TABLE OF CONTENTS

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SECTION 1.  ESTABLISHMENT AND PURPOSE......................................4


SECTION 2.  ADMINISTRATION.................................................4

   (a)  Committee of the Board of Directors................................4
   (b)  Duties and Powers of the Committee.................................4

SECTION 3.  ELIGIBILITY....................................................5

   (a)  General Rule.......................................................5
   (b)  Ten-Percent Shareholders...........................................5

SECTION 4.  SHARES SUBJECT TO PLAN.........................................5

   (a)  Basic Limitation...................................................5
   (b)  Additional Shares..................................................6

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS................................6

   (a)  Share Option Agreement.............................................6
   (b)  Number of Shares...................................................6
   (c)  Exercise Price.....................................................7
   (d)  Withholding Taxes..................................................7
   (e)  Exercisability.....................................................7
   (f)  Accelerated Exercisability.........................................7
   (g)  Basic Term.........................................................7
   (h)  Nontransferability.................................................7
   (i)  Termination of Service (Except by Death)...........................7
   (j)  Leave of Absence...................................................8
   (k)  Death of Optionee..................................................8
   (l)  No Rights as a Shareholder.........................................8
   (m)  Provisions Applicable to Section 162(m) Options....................9

SECTION 6.  PAYMENT FOR SHARES.............................................9

   (a)  General Rule.......................................................9
   (b)  Surrender of Shares................................................9
   (c)  Exercise/Sale......................................................9
   (d)  Exercise/Pledge....................................................9

SECTION 7.  ADJUSTMENT OF SHARES...........................................9

   (a)  General............................................................9
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                               TABLE OF CONTENTS

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   (b)  Mergers and Consolidations.........................................10
   (c)  Reservation of Rights..............................................10

SECTION 8.  SECURITIES LAWS REQUIREMENTS...................................10

   (a)  General............................................................11
   (b)  Financial Reports..................................................11

SECTION 9.  NO RETENTION RIGHTS............................................11


SECTION 10.  DURATION AND AMENDMENTS.......................................11

   (a)  Term of the Plan...................................................11
   (b)  Right to Amend or Terminate the Plan...............................11
   (c)  Effect of Amendment or Termination.................................11

SECTION 11.  DEFINITIONS...................................................11


SECTION 12.  EXECUTION.....................................................15
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                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                             SHARE OPTION PLAN 1999


SECTION 1. ESTABLISHMENT AND PURPOSE.

        The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by exercising Options to purchase the Company's Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the U.S. Tax Code.

        Capitalized terms are defined in Section 11.


SECTION 2. ADMINISTRATION.

        (a) COMMITTEE OF THE BOARD OF DIRECTORS. The Plan shall be administered by the Committee. The Committee shall consist solely of two or more members of the Board of Directors appointed by and holding office at the pleasure of the Board of Directors; provided, however, that in the event that the Board of Directors or the Committee determines that the Plan is to comply with Section 162(m) of the U.S. Tax Code, the Committee shall consist solely of two or more Company Independent Directors appointed by and holding office at the pleasure of the Board of Directors, each of whom is an "outside director" for purposes of Section 162(m) of the U.S. Tax Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board of Directors.
Vacancies in the Committee may be filled by the Board of Directors.

        (b)     DUTIES AND POWERS OF THE COMMITTEE. It shall be the duty of the
Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Share Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Share Option
Agreement provided that the rights or obligations of the holder of the Option that is the subject of any such Share Option Agreement are not affected adversely. Any such interpretations and rules with respect to ISOs shall be consistent with the provisions of Section 422 of the U.S. Tax Code. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except, in the case of Section 162(m) Options, with respect to matters which under Section 162(m) of the U.S. Tax Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Outside Directors. All decisions, interpretations and other actions of the Committee or the Board of Directors, as the case may be, shall be final and binding on all Optionees and all persons


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deriving their rights from an Optionee. The Committee may, but need not, delegate from time to time some or all of its authority to grant Options under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant (i) Section 162(m) Options or (ii) Options to individuals who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any delegate appointed under this Section 2(b) shall serve in such capacity at the pleasure of the Committee.


SECTION 3. ELIGIBILITY.

        (a) GENERAL RULE. Employees, Outside Directors and Consultants shall be eligible for the grant of Options except as follows:

                (i) Employees of Affiliated Companies and SMP, Outside Directors and Consultants shall not be eligible for the grant of ISOs;

                (ii) Employees, Outside Directors and Consultants of Affiliated
        Companies who are citizens of the United States or who are deemed to be resident in the United States shall not be eligible for the grant of Options; and

                (iii) Employees of SMP who are citizens of the United States or who are deemed to be resident in the United States shall not be eligible for the grant of Options.


        (b) TEN-PERCENT SHAREHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining share ownership, the attribution rules of Section 424(d) of the U.S. Tax Code shall be applied.


SECTION 4. SHARES SUBJECT TO PLAN.

        (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares. The aggregate number of Shares that may be issued under this Plan and under or pursuant to all other share incentive and option schemes approved by the Board of Directors and contracts of employment
(upon exercise of Options or other rights to acquire Shares) shall not exceed
107,160,000 Shares. Such number shall be subject to adjustment pursuant to
Section 7. The aggregate number of Shares that are subject to Options or other rights outstanding at any time under the Plan and under or pursuant to all other share incentive and option schemes approved by the Board of Directors and contracts of employment shall not exceed the number of Shares that then remain available for issuance. The Company, during the term of the Plan, shall at


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all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. In the event that the Board of Directors or the Committee determines that the Plan is to comply with Section 162(m) of the U.S.
Tax Code, the maximum number of Shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award
Limit and, to the extent required by Section 162(m) of the U.S. Tax Code, shares subject to Options which are canceled continue to be counted against the Award
Limit.

        (b) ADDITIONAL SHARES. In the event that any outstanding Option for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan and all other share incentive and option schemes approved by the Board of Directors and contracts of employment. Notwithstanding the foregoing, no Shares may again be optioned hereunder if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the U.S. Tax Code.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS.

        (a) SHARE OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Share Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Share Option Agreement; provided, however, that the terms and conditions of Section 162(m) Options shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the U.S. Tax Code. The provisions of the various Share Option
Agreements entered into under the Plan need not be identical. Share Option
Agreements evidencing Section 162 (m) Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section
162(m) of the U.S. Tax Code. Share Option Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the U.S. Tax Code

        (b) NUMBER OF SHARES. Each Share Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7. The Share Option
Agreement shall also specify whether the Option is an ISO or a Nonstatutory
Option.

        (c)     EXERCISE PRICE. Each Share Option Agreement shall specify the
Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to Section 3(b), the Exercise Price of an Option shall not be less than the par value of a Share, unless otherwise permitted by applicable law; provided, however, that in the case of Section
162(m) Options, such price shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. Subject to the foregoing, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section
6.


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        (d)     WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the
Committee may require for the satisfaction of any withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e) EXERCISABILITY. Each Share Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Share Option Agreement shall be determined by the Committee at its sole discretion.

        (f) ACCELERATED EXERCISABILITY. All of an Optionee's Options shall become exercisable in full if (i) the applicable Share Option Agreement does not provide otherwise, (ii) the Company is subject to a Change in Control before the Optionee's Service terminates, (iii) such Options do not remain outstanding,
(iv) such Options are not assumed by the surviving corporation or its parent and
(v) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options. If (i) the Company is subject to a Change in Control before an Optionee's Service terminates, (ii) the Optionee's
Options do not become exercisable in full under the preceding sentence and (iii) the applicable Share Option Agreement does not provide otherwise, then the exercisability schedule in respect of the Optionee's Options that were outstanding at the time of such Change in Control shall thereupon accelerate by 12 months. If (i) the Company makes an underwritten initial public offering of its equity securities before an Optionee's Service terminates and (ii) the applicable Share Option Agreement does not provide otherwise, then the exercisability schedule in respect of the Optionee's Options that were outstanding at the time of such offering shall thereupon accelerate by 12 months.

        (g) BASIC TERM. The Share Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

        (h) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than to an Optionee's personal representative on the death of that Optionee. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative or such other person who has the management of the Optionee's estate. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee or by the Optionee's guardian or legal representative or such person who has the management of the Optionee's estate, or during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (i)     TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's
Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

                (i) The expiration date determined pursuant to Subsection (g) above;


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                (ii) The date 30 days after the termination of the Optionee's
        Service for any reason other than Disability, or such later date as the
        Committee may determine; or

                (iii) The date 12 months after the termination of the Optionee's
        Service by reason of Disability, or such later date as the Committee may determine.

The Optionee or his guardian or legal representative or such other person who has the management of the Optionee's estate may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the Optionee's personal representatives, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination).

        (j) LEAVE OF ABSENCE. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company); provided, however, that, with respect to ISOs, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a termination of Service if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the U.S. Tax Code and the then applicable regulations and revenue rulings under such Section.

        (k)     DEATH OF OPTIONEE. If an Optionee dies while the Optionee is in
Service, then the Optionee's Options shall expire on the earlier of the following dates:

                (i) The expiration date determined pursuant to Subsection (g) above; or
                (ii) The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the Optionee's personal representatives, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

        (l) NO RIGHTS AS A SHAREHOLDER. An Optionee, or his guardian, legal representative or such other person who has the management of the Optionee's estate, or the personal representatives of an Optionee in the event of the death of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person has

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been allotted and issued such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

        (m) PROVISIONS APPLICABLE TO SECTION 162(M) OPTIONS. The Committee, in its discretion, may determine whether an Option is to qualify as a Section
162(m) Option. In the event that the Board of Directors or the Committee determines that the Plan is to comply with Section 162(m) of the U.S. Tax Code, the Plan and any Section 162(m) Option granted thereunder shall be subject to any additional limitations set forth in Section 162(m) of the U.S. Tax Code
(including any amendment to Section 162(m) of the U.S. Tax Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the U.S. Tax Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.


SECTION 6. PAYMENT FOR SHARES.

        (a) GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when the Options are exercised, except as otherwise provided in this Section 6.

        (b) SURRENDER OF SHARES. To the extent that a Share Option Agreement so provides and provided that the relevant requirements of the Companies Act, Chapter 50 of Singapore and the requirements of all other prevailing laws and regulations have been complied with, all or any part of the Exercise Price may be paid by surrendering Shares that are already owned by the Optionee. Such
Shares shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender Shares in payment of the Exercise
Price if such action would cause the Company to recognize compensation expense
(or additional compensation expense) with respect to the Option for financial reporting purposes.

        (c) EXERCISE/SALE. To the extent that a Share Option Agreement so provides, and if Shares are publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (d) EXERCISE/PLEDGE. To the extent that a Share Option Agreement so provides, and if Shares are publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 7. ADJUSTMENT OF SHARES.

        (a)     GENERAL. In the event of a subdivision of the outstanding
Shares, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Shares, a

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consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Board of Directors or the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option. With respect to Section 162(m) Options which are granted to Section 162(m) Participants, no adjustment or action described in this Section 7 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C) of the U.S. Tax Code, or any successor provisions thereto. No adjustment or action described in this Section 7 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the U.S. Tax Code.

        (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation, and the Board of Directors or the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option. Such agreement, without the Optionees' consent, shall provide for one of the following:

                (i) The continuation of such outstanding Options by the Company
        (if the Company is the surviving corporation);

                (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

                (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding
        Options; or

                (iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

        (c)     RESERVATION OF RIGHTS. Except as provided in this Section 7, an
Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of any class. Any issuance by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 8. SECURITIES LAW REQUIREMENTS.

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        (a)     GENERAL. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the U.S.
Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, all other securities laws and regulations, and the regulations of any exchange or other securities market on which the Company's securities may then be traded.

        (b) FINANCIAL REPORTS. The Company each year shall furnish to Optionees and shareholders who have received Shares under the Plan its balance sheet and income statement, unless such Optionees are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 9. NO RETENTION RIGHTS.

        Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or, Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10. DURATION AND AMENDMENTS.

        (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its approval by the Company's shareholders. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 7), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders.
Shareholder approval shall not be required for any other amendment of the Plan.

        (c) EFFECT OF AMENDMENT OR TERMINATION. No Options shall be granted and no Shares shall be issued under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan. No Option may be granted during any period of suspension of the Plan, and in no event may any ISO be granted under the Plan after the first to occur of (i) the expiration of ten years from the date the Plan is originally adopted by the Board of Directors, or (ii) the expiration of ten years from the date the Plan is originally approved by the Company's stockholders.


SECTION 11. DEFINITIONS.

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        (a)     "AFFILIATED COMPANY" shall mean any corporation (other than the
Company, a Parent or a Subsidiary) in an unbroken chain of corporations beginning with a Parent, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain.

        (b) "AWARD LIMIT" shall mean 26,790,000 Shares, subject to adjustment pursuant to Section 7.

        (c) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

        (d)     "CHANGE IN CONTROL" shall mean:

                (i) A transfer of the Company's equity securities to any person who was not a shareholder of the Company immediately prior to such transfer, if such person owns immediately after such transfer more than 50% of the voting power of the outstanding securities of the Company;

                (ii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization more than 50% of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                (iii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        (e)     "COMMITTEE" shall mean the Executive Resource and Compensation
Committee of the Board of Directors, or another committee or subcommittee of the Board of Directors, appointed as provided in Section 2(a).

        (f) "COMPANY" shall mean Chartered Semiconductor Manufacturing Ltd, a company incorporated in the Republic of Singapore.

        (g) "COMPANY INDEPENDENT DIRECTOR" shall mean a member of the Board of Directors who is not an Employee of the Company, a Parent or a Subsidiary or an Affiliated Company.

        (h) "CONSULTANT" shall mean any consultant or advisor (other than an Employee or Outside Director) if (i) the consultant or advisor renders bona fide services to the Company, a

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Parent or a Subsidiary or an Affiliated Company, (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities, and (iii) the consultant or advisor is a natural person who has contracted directly with the Company, a Parent or a Subsidiary or an Affiliated Company, to render such services.

        (i) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

        (j) "EMPLOYEE" shall mean any individual who is an employee of the Company, a Parent or a Subsidiary or an Affiliated Company or SMP.

        (k) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Share Option Agreement.

        (l) "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

                (i) if the Shares are listed on any established stock exchange or a national market system, the Fair Market Value shall be the mean of the closing sales prices for a Share (or the closing bids, if no sales were reported) as quoted on such exchange or system for the last 10 market trading days prior to the date of determination, as reported in The Straits Times or such other source as the Committee deems reliable;

                (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market
        Value shall be the mean between the high bid and low asked prices for a Share on the last market trading day prior to the date of determination;
        or

                (iii) in the absence of an established market or quotation system for the Shares, the Fair Market Value shall be determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

        (m)     "ISO" shall mean an employee incentive stock option described in
Section 422 of the U.S. Tax Code.

        (n) "NONSTATUTORY OPTION" shall mean a stock option (or portion thereof) that is not designated as an ISO by the Committee, or which is designated as an ISO by the Committee but fails to qualify as an incentive stock option within the meaning of Section 422 of the U.S. Tax Code.

        (o) "OFFICER" shall mean any director or secretary or a person employed in an executive capacity .

        (p) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and

                                       13

entitling the holder to purchase Shares.

        (q)     "OPTIONEE" shall mean an individual who holds an Option.

        (r) "OUTSIDE DIRECTOR" shall mean an individual who (i) is a member of the Board of Directors or a member of the board of directors of a Parent, Subsidiary or Affiliated Company and (ii) is not an Employee.

        (s) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        (t) "PLAN" shall mean this Chartered Semiconductor Manufacturing Ltd Share Option Plan 1999, as amended from time to time.

        (u) "SECTION 162(m) PARTICIPANT" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the U.S. Tax Code.

        (v) "SECTION 162(m) OPTION" shall mean an Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the U.S. Tax Code.

        (w) "SERVICE" shall mean service as an Employee, Outside Director, or Consultant.

        (x) "SHARE" shall mean one ordinary share, of par value Singapore $0.26, in the capital of the Company, as adjusted in accordance with Section 7 (if applicable).

        (y) "SHARE OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

        (z) "SMP" means Silicon Manufacturing Partners Pte Ltd, a company incorporated in Singapore and an associated company of the Company.

        (aa) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (bb) "U.S. TAX CODE" shall mean the U.S. Internal Revenue Code of 1986, as amended.

SECTION 12. EXECUTION.

        To record the adoption of the Plan by the Company's shareholders, the Company has caused its authorized officer to execute the same.


                                       Chartered Semiconductor Manufacturing Ltd



                                       By:  /s/  BARRY WAITE
                                          --------------------------------------
                                       Title: PRESIDENT & CEO

                   CHARTERED SEMICONDUCTOR MANUFACTURING LTD
                             SHARE OPTION PLAN 1999
                          NOTICE OF SHARE OPTION GRANT

        You have been granted the following option to purchase Shares of Chartered Semiconductor Manufacturing Ltd (the "Company"):


        Name of Optionee:

        Total Number of Shares Granted:

        Type of Option:                            Incentive Share Option

                                                   Nonstatutory Share Option

        Exercise Price Per Share:           $

        Date of Grant:

        Date Exercisable:                   This option may be exercised with
                                            respect to the first 20% of the
                                            Shares subject to this option when
                                            the Optionee completes 12 months of
                                            continuous Service after the Vesting
                                            Commencement Date. This option may
                                            be exercised with respect to an
                                            additional 20% of the Shares subject
                                            to this option when the Optionee
                                            completes each year of continuous
                                            Service thereafter.

        Vesting Commencement Date:

        Expiration Date:


By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Share Option Plan 1999 and the Share Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                             By:

                             Title:

[THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.]

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                             SHARE OPTION PLAN 1999:

                                   [FORM OF]
                             SHARE OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

        (a) OPTION. On the terms and conditions set forth in the Notice of Share Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Share Option Grant. If the option is intended to be an ISO, the Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). If the option is intended to be a Nonstatutory Option, the Exercise Price is agreed to be at least the par value of a Share, unless otherwise permitted by applicable law (110% of the Fair Market Value per share on the Date of Grant if Section 3(b) of the Plan applies)[; provided, however, that if the option is a Section 162(m) Option, the Exercise Price is agreed to be at least 100% of the Fair Market Value of a Share on the Date of Grant]. This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Share Option Grant.

        (b) SHARE OPTION PLAN AND DEFINED TERMS. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

        (a) EXERCISABILITY. Subject to Subsection (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Share Option Grant.

        (b) ACCELERATED EXERCISABILITY. This option shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) this option does not remain outstanding, (iii) this option is not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option. If (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) this option does not become exercisable in full under the preceding sentence, then the exercisability schedule in respect of this option shall thereupon accelerate by 12 months. If the Company makes an underwritten initial public offering of its equity securities before the Optionee's Service terminates, then the exercisability schedule in respect of this option shall thereupon accelerate by 12 months.

        (c) $100,000 LIMITATION. If this option is designated as an ISO in the Notice of Share Option Grant, then the option shall be treated as a Nonqualified Option to the extent (and only to the extent) that the option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under
Section 422(d) of the U.S. Tax Code.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

        Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

        (a) NOTICE OF EXERCISE. During a period described in Section 2(a), the Optionee or his guardian or legal representative or such person who has the management of the Optionee's estate, or the Optionee's personal representatives in the case of the death of the Optionee may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the guardian or legal representative or such person who has the management of the Optionee's estate, or personal representatives of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the guardian's or legal representative's or such person's, or personal representatives right to exercise this option. The Optionee guardian or legal representative or such person who has the management of the Optionee's estate, or the Optionee's personal representatives shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Exercise Price.

        (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option. The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

        (c) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares acquired by exercising this option.

SECTION 5. PAYMENT FOR SHARES.

                (a) All of the Exercise Price must be paid in cash or cash equivalents or such other mode of payment acceptable to the Committee.

                (b) Exercise/Sale. If Shares are publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                (c) Exercise/Pledge. If Shares are publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 6. TERM AND EXPIRATION.

               (a) BASIC TERM. This option shall in any event expire on the expiration date set forth in the Notice of Share Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Share Option Grant and Section 3(b) of the Plan applies).

               (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

                      (i) The expiration date determined pursuant to Subsection
        (a) above;

                      (ii) The date 30 days after the termination of the Optionee's Service for any reason other than Disability; or

                      (iii) The date 12 months after the termination of the Optionee's Service by reason of Disability.

The Optionee or his guardian or legal representative or such person who has the management of the Optionee's estate, may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the

Optionee's personal representatives, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

               (c) DEATH OF THE OPTIONEE. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

                      (i) The expiration date determined pursuant to Subsection
        (a) above; or

                      (ii) The date 12 months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the Optionee's personal representatives, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

               (d) LEAVE OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company); provided, however, that, if the option is intended to be an ISO, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a termination of Service if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the U.S. Tax Code and the then applicable regulations and revenue rulings under such Section.

               (e) NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Share Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the U.S. Tax Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. LEGALITY OF INITIAL ISSUANCE.

               No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the U.S. Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any securities exchange or other securities market on which Shares are listed has been satisfied; and

               (c) Any other provision of applicable law has been satisfied.

SECTION 8. NO REGISTRATION RIGHTS.

               The Company may, but shall not be obligated to, register or qualify the sale of Shares under the U.S. Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9. RESTRICTIONS ON TRANSFER.

               (a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the U.S. Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the U.S. Securities Act and/or any applicable securities laws of any state of country or any other law.

               (b) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act or any applicable laws, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a dividend payable in Shares, a division of the outstanding Shares, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the U.S. Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

               (c) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

               (d) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the U.S. Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

               (e) LEGENDS. All certificates evidencing Shares allotted under this Agreement to residents of the United States in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

               (f) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

               (g) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 10. ADJUSTMENT OF SHARES.

               In the event of any transaction described in Section 7(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 7(a) of the Plan. In the event that the Company is a party to a merger or consolidation, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 7(b) of the Plan and this option shall be subject to the agreement of merger or consolidation, as provided in Section 7(b) of the Plan.

SECTION 11. MISCELLANEOUS PROVISIONS.

        (a) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor his guardian or legal representative or such person who has the management of the Optionee's estate, or the Optionee's personal representatives in the event of the death of the Optionee shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or his guardian or legal representative or such person who has the management of the Optionee's estate, or the Optionee's personal representatives (as the case may be) has been allotted and issued such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

               (b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

               (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the post by registered or certified mail, with postage and fees prepaid. Notices to the Company shall be addressed to The Human Resource Manager, Compensation and Benefits at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 and to the Optionee at the address that he or she most recently provided to the Company.

               (d) ENTIRE AGREEMENT. The Notice of Share Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

               (e) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of Singapore, as such laws are applied to contracts entered into and performed in Singapore.

SECTION 12. DEFINITIONS.

               (a) "AFFILIATED COMPANY" shall mean any corporation (other than the Company, a Parent or a Subsidiary) in an unbroken chain of corporations beginning with a Parent, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain.

               (b) "AGREEMENT" shall mean this Share Option Agreement.

               (c) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

               (d) "CHANGE IN CONTROL" shall mean:

                      (i) A transfer of the Company's equity securities to any person who was not a shareholder of the Company immediately prior to such transfer, if such person owns immediately after such transfer more than 50% of the voting power of the outstanding securities of the Company;

                      (ii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization more than 50% of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                      (iii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

        A transaction shall not constitute a Change in Control if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

               (e) "COMMITTEE" shall mean the Executive Resource and Compensation Committee of the Board of Directors, or another committee or subcommittee of the Board of Directors, appointed as provided in Section 2(a) of the Plan.

               (f) "COMPANY" shall mean Chartered Semiconductor Manufacturing Ltd, a company incorporated in the Republic of Singapore.

               (g) "DATE OF GRANT" shall mean the date specified in the Notice of Share Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

               (h) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

               (i) "EMPLOYEE" shall mean any individual who is an employee of the Company, a Parent or a Subsidiary or an Affiliated Company or SMP.

               (j) "EXERCISE PRICE" shall mean the amount for which one Share may be acquired upon exercise of this option, as specified in the Notice of Share Option Grant.

               (k) "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

                      (i) if the Shares are listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                      (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the last market trading day prior to the date of determination; or

                      (iii) in the absence of an established market or quotation system for the Shares, the Fair Market Value shall be determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

               (l) "ISO" shall mean an employee incentive stock option described in Section 422 of the U.S. Tax Code.

               (m) "NONSTATUTORY OPTION" shall mean a stock option (or portion thereof) that is not designated as an ISO by the Committee, or which is designated as an ISO by the Committee but fails to qualify as an incentive stock option within the meaning of Section 422 of the U.S. Tax Code.

               (n) "NOTICE OF SHARE OPTION GRANT" shall mean the document so entitled to which this Agreement is attached.

               (o) "OFFICER" shall mean any director or secretary or a person employed in an executive capacity.

               (p) "OPTIONEE" shall mean the individual named in the Notice of Share Option Grant.

               (q) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain.

               (r) "PLAN" shall mean the Chartered Semiconductor Manufacturing Ltd Share Option Plan 1999, as amended from time to time.

               (s) "U.S. SECURITIES ACT" shall mean the Securities Act of 1933 of the United States of America, as amended.

               (t) "SERVICE" shall mean service as an Employee.

               (u) "SHARE" shall mean one ordinary share, of par value Singapore $0.26, in the capital of the Company, as adjusted in accordance with Section 7 of the Plan (if applicable).

               (v) "SMP" means Silicon Manufacturing Partners Pte Ltd, a company incorporated in Singapore and an associated company of the Company.

               (w) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing more than 50%of the total combined voting power of all classes of shares in one of the other corporations in such chain.

               (x) "U.S. TAX CODE" shall mean the Internal Revenue Code of 1986 of the United States of America, as amended.



11